77.Q1A		Amendments to
registrant's by-laws

The registrant's by-laws were
amended and restated on May 19,
2005.  A copy of the by-laws are
incorporated herein by reference
(see Form N-14 8C filed on
September 15, 2005, Acc-no:
0001137439-05-000217).